                                                                 EXHIBIT 10.12.2

                               SECOND AMENDMENT TO
              FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated effective as of August 10, 2000 (the "Second Amendment"), is entered into between and among HERITAGE SERVICE CORP., a Delaware corporation (the "Borrower") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("BOk"), FIRSTAR BANK, N.A., formerly Mercantile Bank National Association ("Firstar"), LOCAL OKLAHOMA BANK, N. A. ("Local") and HARRIS TRUST AND SAVINGS BANK ("Harris") (BOk, Firstar, Local and Harris collectively referred to herein as the "Banks"), BOk, as administrative agent for the Banks (in such capacity, the "Administrative Agent") and Firstar, as co-agent for the Banks (in such capacity, the "Co-Agent").

         WHEREAS, the Borrower, the Banks, (other than Harris), the Administrative Agent and the Co-Agent entered into that certain First Amended and Restated Credit Agreement dated as of May 31, 1999, as amended by the First Amendment thereto dated as of October 15, 1999 (the "Credit Agreement"); and

         WHEREAS, due to certain modifications and amendments to the Operating Partnership Credit Agreement (as defined in the Credit Agreement), including an increase in the maximum outstanding amount of the Working Capital Loan pursuant to the Working Capital Facility from $35,000,000.00 to $50,000,000.00, and reallocation of the Percentage Interests of the respective Banks, the Borrower, the Banks (including Harris), the Administrative Agent and the Co-Agent desire to amend and modify certain provisions of the Credit Agreement concerning such matters.

         NOW THEREFORE, the Credit Agreement is hereby amended and modified as follows:

         1. The definition of "Operating Partnership Credit Agreement" in the Credit Agreement is deleted in its entirety and replaced with the following:

                  "Operating Partnership Credit Agreement" means the First Amended and Restated Credit Agreement dated as of May 31, 1999, between and among Heritage Operating, L. P., a Delaware limited partnership, BOk, Firstar and Local, and BOk, as Administrative Agent, and Firstar, as Co-Agent, as amended by the First Amendment thereto dated as of October 15, 1999, as further amended by the Second Amendment thereto dated as of May 31, 2000, as further amended by the Third Amendment thereto dated as of August 10, 2000,between and among the Operating Partnership, the Banks, the Administrative Agent and the Co-Agent, and as further amended and modified from time to time hereafter.

         2. Section 2.1.2(ii) of the Credit Agreement is amended by deleting "$35,000,000" and inserting in lieu thereof "$50,000,000." The form of Exhibit
2.1.4 (Revolver Notes) annexed to the Credit Agreement is replaced with the form of Exhibit 2.1.4 annexed to this First Amendment.

         3. Article III of the Credit Agreement is amended by deleting "October 31, 1999" and inserting in lieu thereof "August 31, 2000."

         4. Section 7B.1(i) of the Existing Credit Agreement is amended by deleting "$35,000,000" and inserting in lieu thereof "$50,000,000."

         5. Section 10.1 of the Existing Credit Agreement is deleted in its entirety and replaced by the following:

                  10.1 Interests in Loans/Commitments. The percentage interest of each Bank in the Loans and the Commitments, shall be computed based on the maximum principal amount for each Bank as follows:

                          MAXIMUM REVOLVER
                          LOAN COMMITMENT     PERCENTAGE
       BANK                    AMOUNT          INTEREST
       ----               ----------------  --------------
        BOk                $   450,000.00            45.00%
      Firstar                  250,000.00            25.00%
       Local                   150,000.00            15.00%
      Harris                   150,000.00            15.00%
                           --------------   --------------
       Total               $ 1,000,000.00         100.0000%
                           ==============   ==============

                  The foregoing percentage interests, as from time to time in effect and reflected in the Register, are referred to as the "Percentage Interests" with respect to all or any portion of the Loans and Letters of Credit, and the Commitments.

         6. Credit Agreement/Counterparts. All of the remaining terms, provisions and conditions of the Credit Agreement, except as otherwise expressly amended and modified by this Second Amendment, shall continue in full force and effect in all respects. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute a single Second Amendment. Delivery of an executed counterpart of a signature page to this Second Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Second Amendment.

         7. Further Assurances. The Borrower will, upon the request of the Administrative Agent from time to time, promptly execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Administrative Agent deems necessary or advisable to carry out the intent and purposes of this Second Amendment and the Credit Agreement.

         8. General. The Credit Agreement and all of the other Loan Documents are each confirmed as being in full force and effect. This Second Amendment, the Credit Agreement and the other Loan Documents (including that certain Second Restated Security Agreement and Assignment from Borrower, as debtor, dated as of even date herewith) referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of any other term or provision hereof. The headings in this Second Amendment are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Second Amendment and the Credit Agreement is a Loan Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns including as such successors and assigns all holders of any Note. This Second Amendment shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of the State of Oklahoma.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be duly executed and delivered in Tulsa, Oklahoma, effective as of the tenth (10th) day of August, 2000, by the undersigned duly authorized officers thereof.


                                                "Borrower"

                                                HERITAGE SERVICE CORP.,
                                                a Delaware corporation


                                                By
                                                  ------------------------------
                                                  H. Michael Krimbill,
                                                  President

                                                "Banks"

                                                BANK OF OKLAHOMA, NATIONAL
                                                ASSOCIATION


                                                By
                                                  ------------------------------
                                                  Denise L. Maltby,
                                                  Senior Vice President

                                                FIRSTAR BANK, N.A.


                                                By
                                                  ------------------------------
                                                                          (name)
                                                    ----------------------
                                                                         (title)
                                                    ---------------------

                                             LOCAL OKLAHOMA BANK, N.A.


                                             By
                                               ---------------------------------
                                               Elisabeth F. Blue,
                                               Senior Vice President

                                            HARRIS TRUST AND SAVINGS BANK


                                            By
                                               ---------------------------------
                                               Timothy E. Broccolo,
                                               Managing Director

                                         "Administrative Agent"

                                         BANK OF OKLAHOMA, NATIONAL
                                         ASSOCIATION


                                         By
                                           -------------------------------------
                                           Denise L. Maltby,
                                           Senior Vice President

                                         "Co-Agent"

                                         FIRSTAR BANK N.A.


                                         By
                                           -------------------------------------
                                                                          (name)
                                             -----------------------------
                                                                         (title)
                                             ----------------------------